Supplement dated April 25, 2018
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Balanced Fund	1/1/2018
Mr. Leonard Aplet has announced his intention to retire on or about December 31, 2018. Effective on or about May 1, 2018 (the Effective Date), the changes described in this Supplement are hereby made to the Fund’s Prospectus.
As of the Effective Date, the information under the heading “Fund Management” in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Guy Pope, CFA	Senior Portfolio Manager and Head of Contrarian Core Strategy	Co-Lead Portfolio Manager	1997
Leonard Aplet, CFA	Senior Portfolio Manager and Head of Short Duration and Stable Value	Co-Lead Portfolio Manager	1991
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Co-Portfolio Manager	May 2018
Gregory Liechty	Senior Portfolio Manager	Co-Portfolio Manager	2011
Ronald Stahl, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2005
The rest of the section remains the same.
As of the Effective Date, the information under the heading “Portfolio Managers” in the “More Information About the Fund - Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Guy Pope, CFA	Senior Portfolio Manager and Head of Contrarian Core Strategy	Co-Lead Portfolio Manager	1997
Leonard Aplet, CFA	Senior Portfolio Manager and Head of Short Duration and Stable Value	Co-Lead Portfolio Manager	1991
Jason Callan	Senior Portfolio Manager and Head of Structured Assets	Co-Portfolio Manager	May 2018
Gregory Liechty	Senior Portfolio Manager	Co-Portfolio Manager	2011
Ronald Stahl, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2005
Mr. Pope joined one of the Columbia Management legacy firms or acquired business lines in 1993. Mr. Pope began his investment career in 1993 and earned a B.A. from Colorado College and an M.B.A. from Northwestern University.
Mr. Aplet joined one of the Columbia Management legacy firms or acquired business lines in 1987. Mr. Aplet began his investment career in 1978 and earned a B.S. from Oregon State University and an M.B.A. in finance from the University of California at Berkeley.
Mr. Callan joined the Investment Manager in 2007. Mr. Callan began his investment career in 2004 and earned a B.S. from the University of Minnesota and an M.B.A. from the University of Minnesota Carlson School of Management.
Mr. Liechty joined one of the Columbia Management legacy firms or acquired business lines in 2005. Mr. Liechty began his investment career in 1995 and earned a B.A. and an M.B.A. from the University of North Florida.
Mr. Stahl joined one of the Columbia Management legacy firms or acquired business lines in 1998. Mr. Stahl began his investment career in 1998 and earned a B.S. from Oregon State University and an M.B.A. from Portland State University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP120_08_002_(04/18)